UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2022

Mondee Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd. Suite 315 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(650) 646-3320

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC

Warrants to purchase Class A common stock	MONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 1, 2022, Mondee Holdings, Inc. (the “Company”) received formal notice that the Nasdaq Hearings Panel (the “Panel”) of The Nasdaq Stock Market, LLC (“Nasdaq”) granted the Company’s request for an extension to October 21, 2022 to evidence compliance with all initial listing rules as required under Nasdaq Listing Rule 5405(a) (the “Extension”).

As previously disclosed, on July 18, 2022, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of Nasdaq notifying the Company that it was not in compliance with the requirements of IM-5101-2 because (i) the Company did not demonstrate that its shares of Class A common stock, par value $0.0001 (the “Common Stock”), complies with (a) the minimum 1,100,000 Unrestricted Publicly Held Shares requirement in Listing Rule 5405(a)(2) (the “Unrestricted Publicly Held Shares Requirement”) and (b) the minimum $20 million in Market Value of Unrestricted Publicly Held Shares requirement in Listing Rule 5405(b)(3)(B) (the “Market Value of Unrestricted Publicly Held Shares Requirement” and, together with the Unrestricted Publicly Held Shares Requirement, the “Exchange Requirements”) and (ii) the Company’s warrants do not qualify for initial listing since the security underlying the warrant, the Common Stock, does not qualify. The Company appealed Nasdaq’s determination pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series and timely requested a hearing before the Panel on July 25, 2022, which took place on August 25, 2022.

The Extension has no effect on the listing of the Common Stock or the Company’s warrants, which will continue to trade on The Nasdaq Global Market under the symbol “MOND” and “MONDW,” respectively. The Company is working diligently to satisfy the Exchange Requirements in a timely manner, though there is no assurance that we will regain compliance on or before October 21, 2022 and, even if we do, that we will be able to maintain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.
Dated: September 6, 2022
	By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Chief Executive Officer